DREW INDUSTRIES INCORPORATED

                              200 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10601

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2002

                                ---------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DREW INDUSTRIES INCORPORATED (the "Company") will be held at The Crescent Club, 17th Floor, 200 Crescent Court, Dallas, Texas 75201 on May 16, 2002 at 9:00 A.M., for the following purposes:

          (1) To elect a Board of seven Directors;

          (2) To consider and act upon a proposal to adopt the Drew Industries Incorporated 2002 Equity Award and Incentive Plan (the "2002 Plan") to replace the existing Stock Option Plan, and permit the Company to grant stock options, as well as restricted and deferred stock, bonus stock, performance awards, and stock appreciation rights. The 2002 Plan would modify the terms of executive compensation, performance goals, and the incentive compensation plan approved by stockholders in 2000;

          (3) To ratify the selection of KPMG LLP as independent auditors for the Company for the year ending December 31, 2002; and

          (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Holders of record of the Company's Common Stock at the close of business on the 1st day of April, 2002 shall be entitled to vote on all matters to be considered at the meeting or any adjournment or postponement thereof.

     A list of all stockholders entitled to vote at the meeting will be available for inspection for the ten days prior to the meeting at the office of the Company and will be available for inspection at the time of the meeting, at the place thereof.

                                     By Order of the Board of Directors


                                             EDWARD W. ROSE, III
                                     CHAIRMAN OF THE BOARD OF DIRECTORS

Dated: April 10, 2002
       White Plains, N.Y.


--------------------------------------------------------------------------------

                        NOTICE TO HOLDERS OF COMMON STOCK

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED
     PROXY SO THAT YOU WILL BE REPRESENTED. A POST-PAID ENVELOPE IS ENCLOSED
                              FOR YOUR CONVENIENCE.

-------------------------------------------------------------------------------

                          DREW INDUSTRIES INCORPORATED

                              200 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10601

                                 --------------
                                 PROXY STATEMENT
                                 --------------


     The accompanying Proxy is solicited by the Board of Directors of Drew Industries Incorporated, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at The Crescent Club, 17th Floor, 200 Crescent Court, Dallas, Texas 75201 on May 16, 2002 at 9:00 A.M., or any adjournment or postponement thereof, at which holders of record of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at the close of business on April 1, 2002 shall be entitled to vote on all matters considered at the meeting.

     The cost of solicitation by the Company, including postage, printing and handling, and the expenses incurred by brokerage firms, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners will be borne by the Company. The solicitation is to be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal solicitation. Management may also use the services of directors and employees of the Company to solicit Proxies, without additional compensation.

     Each Proxy executed and returned by holders of the Common Stock may be revoked at any time thereafter, except as to matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. A Proxy may be revoked by giving written notice of revocation to the Secretary of the Company or to any of the other persons named as proxies, or by giving a Proxy with a later date. The Proxies will be voted at the meeting for the Directors set forth herein in the manner indicated and if no contrary instructions are indicated, in favor of the other matters set forth herein; if specific instructions are indicated, the Proxies will be voted in accordance therewith. This Statement and the form of Proxy solicited from holders of the Common Stock are expected to be sent or given to stockholders on or about April 10, 2002.

     The Annual Report to Stockholders of the Company for the year ended December 31, 2001 is being mailed herewith to each stockholder of record.

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS AND THE SCHEDULE THERETO) WILL BE FURNISHED TO ANY STOCKHOLDER WITHOUT CHARGE UPON REQUEST TO THE COMPANY AT 200 MAMARONECK AVENUE, WHITE PLAINS, NEW YORK 10601, TELEPHONE (914) 428-9098.

                                   THE COMPANY

     The Company was incorporated under the laws of Delaware on March 20, 1984. The Company's principal executive and administrative offices are located at 200 Mamaroneck Avenue, White Plains, New York 10601; telephone number (914) 428-9098; e-mail: drew@drewindustries.com.

                                VOTING SECURITIES

     The Company had outstanding on the record date 9,681,563 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     Set forth below is information with respect to each person known to the Company on March 21, 2002 to be the beneficial owner of more than five percent of any class of the Company's voting securities, which consists of Common Stock only (including options):

                                                  AMOUNT AND
                                                   NATURE OF         APPROXIMATE
             NAME AND ADDRESS                     BENEFICIAL         PERCENT OF
            OF BENEFICIAL OWNER                    OWNERSHIP            CLASS
            -------------------                   -----------       ------------
     Edward W. Rose, III(1) ..................   2,032,380(2)           18.9%
       500 Crescent Court
       Dallas, Texas 75201

     L. Douglas Lippert(1) ...................   2,028,434(2)           18.8%
       2375 Tamiami Trail
       Suite 110
       Naples, Florida 34103

     FMR Corp. ...............................     961,000(3)            8.9%
       82 Devonshire Street
       Boston, Massachusetts 02108

-----------------
(1) The person named has sole voting and investment power with respect to such shares.

(2)  See "VOTING SECURITIES--Security Ownership of Management."

(3)  As of December 31, 2001.

     To the knowledge of the Company, other than persons acting as nominees or custodians for various stock brokerage firms and banks, which persons do not have beneficial ownership of the Common Stock, no other person owns of record or beneficially more than five percent of the voting securities of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

     Set forth below is information with respect to beneficial ownership at March 21, 2002 of the Common Stock (including options) by each Director and nominee and by all Directors, nominees and Executive Officers of the Company as a group.

                                                AMOUNT AND
                                                 NATURE OF          APPROXIMATE
             NAME AND ADDRESS                   BENEFICIAL          PERCENT OF
            OF BENEFICIAL OWNER                  OWNERSHIP             CLASS
            ------------------                  -----------        ------------
     Leigh J. Abrams(1) ......................   285,308(2)             2.6%
       200 Mamaroneck Avenue
       White Plains, New York 10601

     Edward W. Rose, III(1) .................. 2,032,380(2)            18.9%
       500 Crescent Court
       Dallas, Texas 75201

     David L. Webster(1) .....................   272,840(4)             2.5%
       4381 Green Oaks Blvd.
       Arlington, Texas 76016

     L. Douglas Lippert ...................... 2,028,434(5)            18.8%
       2375 Tamiami Trail
       Suite 110
       Naples, Florida 34103

                                                                   AMOUNT AND
                                                                    NATURE OF         APPROXIMATE
             NAME AND ADDRESS                                      BENEFICIAL         PERCENT OF
            OF BENEFICIAL OWNER                                     OWNERSHIP            CLASS
            ------------------                                     -----------       ------------
     James F. Gero(1) ..........................................    129,160(6)             1.2%
       11900 North Anna Cade Road
       Rockwall, Texas 75087

     Gene H. Bishop(1) .........................................    117,600(7)             1.1%
       1601 Elm Street, 47th Floor
       Dallas, Texas 75201

     Frederick B. Hegi, Jr. ....................................          0               --
       750 North St. Paul
       Dallas, Texas 75201

     All Directors, Nominees, and Executive Officers as a
       group (10 persons including the above-named) ............  4,978,862(8)            46.2%

----------------

(1) Pursuant to Rules 13-1 (f)(1)-(2) of Regulation 13-D of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on May 31, 1989, the persons indicated, together with certain other persons, jointly filed a single Schedule 13-D Statement (as amended) with respect to the securities listed in the foregoing table. Such persons made the single, joint filing because they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act, although neither the fact of the filing nor anything contained therein shall be deemed to be an admission by such persons that a group exists.

(2) Mr. Abrams has sole voting and investment power with respect to the shares owned by him. Includes 4,002 shares of Common Stock held by Mr. Abrams as Custodian under the New York Uniform Gifts to Minors Act for the benefit of a member of his immediate family. Mr. Abrams disclaims any beneficial interest in the shares held as Custodian. In January 1997 and November 1999, Mr. Abrams was granted options pursuant to the Company's Stock Option Plan to purchase, respectively, 10,000 shares of Common Stock at $12.125 per share, and 50,000 shares of Common Stock at $9.3125 per share. Although no part of such options has been exercised, all shares subject to such options are included in the above table as beneficially owned.

(3) Mr. Rose has sole voting and investment power with respect to the shares owned by him. Includes 84,000 shares owned by each of Cardinal Investment Company, Inc. Pension Plan and Cardinal Investment Company, Inc. Profit Sharing Plan, of each of which Mr. Rose is Trustee. Also includes 100,700 shares owned by Cardinal Partners, L.P., of which Cardinal Investment Company, Inc. is the general partner. Mr. Rose is the sole stockholder of Cardinal Investment Company, Inc. Excludes 100,000 shares of Common Stock held in trusts for the benefit of members of Mr. Rose's immediate family. Mr. Rose's wife has sole voting and investment power with respect to an additional 13,920 shares owned by her of record. Mr. Rose disclaims any beneficial interest in such shares. As a member of the Stock Option
     Committee, Mr. Rose was automatically awarded the following options, each of which is to purchase 5,000 shares of Common Stock: on December 31, 1997 at $12.475 per share; on December 31, 1998 at $11.792 per share; on December 31, 1999 at $9.204 per share; on December 31, 2000 at $5.679 per share; and on December 31, 2001 at $9.25 per share. Although no part of such options has been exercised, all shares subject to such options are included in the above table as beneficially owned.

(4) Mr. Webster has sole voting and investment power with respect to such shares. In May 1997 and November 1999, Mr. Webster was granted options pursuant to the Company's Stock Option Plan to purchase, respectively, 15,000 shares of Common Stock at $12.125 per share, and 50,000 shares of Common Stock at $9.3125 per share. Although no part of such options has been exercised, all shares subject to such options are included in the above table as beneficially owned.


                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)


(5) Includes 614,721 shares held by L. Douglas Lippert as Trustee for trusts for the benefit of members of Mr. Lippert's immediate family, over which Mr. Lippert has sole voting and dispositive power. Mr. Lippert disclaims beneficial ownership of such shares. Pursuant to Rules 13-1(f)(1)-(2) of Regulation 13-D of the General Rules and Regulations under the Exchange Act, on October 17, 1997, Mr. Lippert, together with certain other persons, jointly filed a single Schedule 13-D Statement (as amended) with respect to the securities listed in the foregoing table. Such persons made the single, joint filing because they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act, although neither the fact of the filing nor anything contained therein shall be deemed to be an admission by such persons that a group exists. In November 1999, Mr. Lippert was granted an option pursuant to the Company's Stock Option Plan to purchase 50,000 shares of Common Stock at $9.3125 per share. Although no part of such option has been exercised, all shares subject to such option are included in the above table as beneficially owned.

(6) Mr. Gero shares voting and investment power with respect to such shares with his wife. As a member of the Stock Option Committee, Mr. Gero was automatically awarded the following options each of which is to purchase 5,000 shares of Common Stock: on December 31, 1997 at $12.475 per share; on December 31, 1998 at $11.792 per share; on December 31, 1999 at $9.204 per share; on December 31, 2000 at $5.679 per share; and on December 21, 2001 at $9.25 per share. Although no part of such options has been exercised, all shares subject to such options are included in the above table as beneficially owned.

(7) Includes 2,000 shares owned by Mr. Bishop's children. Mr. Bishop has sole voting and investment power with respect to such shares. As a member of the Stock Option Committee, Mr. Bishop was automatically awarded the following options each of which is to purchase 5,000 shares of Common Stock: on December 31, 1997 at $12.475 per share; on December 31, 1998 at $11.792 per share; on December 31, 1999 at $9.204 per share; on December 31, 2000 at $5.679 per share; and on December 31, 2001 at $9.25 per share. Although no part of such options has been exercised, all shares subject to such options are included in the above table as beneficially owned.

(8)  Includes 303,000 shares subject to options.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the securities are traded. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, the Company believes that during 2001 all such filing requirements applicable to its officers and directors (the Company not being aware of any ten percent holder other than Edward W. Rose, III and L. Douglas Lippert, directors) were complied with.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     It is proposed to elect a Board of seven directors to serve until the next annual election or until their successors are elected and qualify.

     Unless contrary instructions are indicated, the persons named as proxies in the form of Proxy solicited from holders of the Common Stock will vote for the election of the nominees indicated below. All such nominees are presently directors of the Company, except for Mr. Hegi. If any such nominees should be unable or unwilling to serve, the persons named as proxies will vote for such other person or persons as may be proposed by Management. Management has no reason to believe that any of the named nominees will be unable or unwilling to serve. Election of directors by holders of the Common Stock will be by a plurality of the votes cast at the meeting, in person or by proxy, by holders of the Common Stock entitled to vote at the meeting.

     The following table lists the current directors of the Company and the nominees proposed by Management for election by the holders of the Common Stock, all other positions and offices with the Company presently held by them and their principal occupations, in each case as furnished by them to the Company.

               NAME AND AGE                                                               DIRECTOR
                OF NOMINEE                                POSITION                          SINCE
              --------------                              --------                        --------
     Leigh J. Abrams ..................     President, Chief Executive
       (Age 59)                             Officer and Director.                           1984
     Edward W. Rose, III ..............     Chairman of the Board of
       (Age 61)                             Directors.                                      1984
     David L. Webster .................     President and Chief Executive Officer
       (Age 66)                             of Kinro, Inc. and Director.                    1984
     L. Douglas Lippert ...............     President and Chief Executive Officer
       (Age 54)                             Lippert Components, Inc., Lippert
                                            Tire & Axle, Inc. and Coil Clip, Inc.
                                            and Director.                                   1997
     James F. Gero ....................     Director.                                       1992
       (Age 57)
     Gene H. Bishop ...................     Director.                                       1995
       (Age 72)
     Frederick B. Hegi, Jr. ...........     Nominee.                                         --
       (Age 58)

     LEIGH J. ABRAMS, since July 1994, has also been President, Chief Executive Officer and a Director of LBP, Inc. ("LBP"). See Summary Compensation Table, footnote 1. Since April 2001, Mr. Abrams has been a director of Impac Mortgage Holdings, Inc., a publicly-owned specialty finance company organized as a real estate investment trust.

     EDWARD W. ROSE, III, for more than the past five years, has been President and sole stockholder of Cardinal Investment Company, Inc., an investment firm. Mr. Rose also serves as a director of the following public companies: Liberte Investors Inc., engaged in real estate loans and investments; and ACE Cash Express, Inc., engaged in check cashing services. Since July 1994, Mr. Rose has also been Chairman of the Board of LBP.

     DAVID L. WEBSTER, since November 1980, has been President of Kinro, Inc., a subsidiary of the Company ("Kinro"), and has been Chairman of Kinro since November 1984.

     L. DOUGLAS LIPPERT, since October 1997, has been President and Chief Executive Officer of Lippert Components, Inc., a subsidiary of the Company, and President of the predecessor of Lippert Components, Inc. since 1978. Mr. Lippert has also been President of Coil Clip, Inc., a subsidiary of the Company, since its acquisition in December 1998, and President of Lippert Tire & Axle, Inc. since September 1, 1999.

     JAMES F. GERO,  since March 1992,  has been  Chairman  and Chief  Executive
Officer of Sierra Technologies, Inc., a manufacturer of defense systems technologies, and a director of its affiliates. Since May, 1995, Mr. Gero has been Chairman of Clearwire, Inc., a provider and servicer of high-speed wireless Internet access. Mr. Gero also serves as a director of Orthofix International NV, a publicly-owned international supplier of orthopedic devices for bone fixation and stimulation. Since July 1994, Mr. Gero has also been a director of LBP.

     GENE H. BISHOP, from March 1975 until July 1990, was Chief Executive Officer of MCorp, a bank holding company, and from October 1990 to November 1991, was Vice Chairman and Chief Financial Officer of Lomas Financial
Corporation, a financial services company. From November 1991 until his retirement in October 1994, Mr. Bishop served as Chairman and Chief Executive Officer of Life Partners Group, Inc., a life insurance holding company. Mr. Bishop also serves as a director of the following publicly-owned companies:
Liberte Investors Inc., engaged in real estate loans and investments, and Southwest Airlines Co., a regional airline.

     FREDERICK B. HEGI, JR., nominated to the Board of Directors of the Company to fill the vacancy on the Board created by the resignation of J. Thomas Schieffer. Mr. Hegi is a founding partner of Wingate Partners, including the indirect general partner of each of Wingate Partners L.P. and Wingate Partners II, L.P. Since May 1982, Mr. Hegi has served as President of Valley View Capital Corporation, a private investment firm. He is a director of Lone Star Technologies, Inc., a publicly-owned diversified company engaged in the manufacture of tubular products. Mr. Hegi was also Chairman, President and Chief Executive Officer of Kevco, Inc., a publicly-owned distributor of building products to the manufactured housing and recreational vehicle industries, which filed for protection under Chapter 11 of the United States Bankruptcy Code on February 5, 2001.

     J. THOMAS SCHIEFFER, elected a director of the Company in May 2000, resigned as a director on July 27, 2001, after his appointment and confirmation as United States Ambassador to Australia.

     FREDRIC M. ZINN, not a nominee for election as a director, has been Chief Financial Officer of the Company for more than the past five years, and Executive Vice President of the Company since February 2001. Mr. Zinn has also been Chief Financial Officer of LBP since July 1994. Mr. Zinn is a Certified Public Accountant.

     HARVEY J. KAPLAN, not a nominee for election as a director, has been Secretary and Treasurer of the Company for more than the past five years, and has also been Secretary and Treasurer of LBP since July 1994. Mr. Kaplan is a Certified Public Accountant.

     Directors of the Company serve until the Company's next annual meeting of stockholders, and until their successors are elected and qualified. Executive officers serve at the discretion of the Board of Directors. To the knowledge of the Company, no executive officer or director is related by blood, marriage or adoption to any other. Each of the nominees named above was elected to his present term of office at the Annual Meeting of Stockholders held on May 16, 2001, except for Mr. Hegi. During the year ended December 31, 2001, the Board of Directors held five meetings. All directors attended all meetings of the Board of Directors, except that Mr. Bishop missed one meeting.

                          -----------------------------
                          REPORT OF THE AUDIT COMMITTEE
                          -----------------------------

     The Audit Committee of the Board of Directors (the "Committee") is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls.

     The Committee is composed of four independent directors and functions pursuant to a written charter adopted by the Board of Directors on May 17, 2000. The members of the Committee are Edward W. Rose, III, James F. Gero, Gene H. Bishop and, until his resignation on July 27, 2001, J. Thomas Schieffer. The
Committee  held five  meetings  during the year ended  December  31,  2001.  The
Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, and to issue a report thereon.

     The Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     The  Committee  considered  whether  non-audit  services  provided  by  the independent accountants are compatible with maintaining the auditor's independence. The Committee concluded that non-audit services provided by KPMG LLP during the year ended December 31, 2001 were compatible with KPMG LLP's independence.

     The aggregate fees billed for professional services rendered by KPMGLLP for the audit of the Company's annual financial statements for the year ended December 31, 2001, and the reviews of the condensed financial statements included in the Company's quarterly Reports on Form 10-Q for the year ended December 31, 2001, were $285,500. The aggregate fees billed for all non-audit services, consisting of tax advice, rendered by KPMGLLP during the year ended December 31, 2001, were $21,450.

     Based on the Committee's discussion with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                                            AUDIT COMMITTEE
                                                          Edward W. Rose, III
                                                             James F. Gero
                                                            Gene H. Bishop

OTHER COMMITTEES

     The Company has a Stock Option Committee, consisting of Messrs. Rose, Gero and Bishop. Mr. Schieffer was a member of the Stock Option Committee until his resignation on July 27, 2001. The functions of the Stock Option Committee are to determine and designate employees and directors of the Company who are to be granted options, the number of shares subject to options, the nature and terms of the options to be granted, and to otherwise administer the Stock Option Plan. See Proposal 1. "ELECTION OF DIRECTORS--Executive Compensation." The Stock Option Committee held one meeting during the year ended December 31, 2001.

     The Company has a Compensation Committee of the Board of Directors consisting of Messrs. Rose, Gero and Bishop. Mr. Schieffer was a member of the Compensation Committee until his resignation on July 27, 2001. The functions of the Compensation Committee are to develop compensation policies with respect to the Company's executive officers based, in part, on performance-related criteria, and to make recommendations to the Board of Directors regarding compensation of executive officers in accordance with such policies. The Compensation Committee held one meeting during the year ended December 31, 2001.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION

     The following table sets forth the annual and long-term cash and noncash compensation for each of the last three calendar years awarded to or earned by the President and Chief Executive Officer of the Company and the Company's four other most highly compensated executive officers (such five executive officers collectively, the "named executive officers") during the year ended December 31, 2001.

                                                   SUMMARY COMPENSATION TABLE
                                                                                       LONG-TERM
                                                    ANNUAL COMPENSATION(1)           COMPENSATION
                                              ----------------------------------   -----------------
NAME AND                          CALENDAR                          OTHER ANNUAL    NUMBER OF STOCK     ALL OTHER
PRINCIPAL POSITION                  YEAR      SALARY     BONUS(2)   COMPENSATION    OPTIONS AWARDED   COMPENSATION
------------------                --------    -------    --------- --------------  ----------------  --------------
Leigh J. Abrams(3) ............      2001     $400,000    $  32,022    $ 9,567                           $5,250
 President and Chief                 2000      300,000       30,000      7,766                            5,250
 Executive Officer                   1999      300,000      404,775      5,675           50,000           5,000

David L. Webster(4) ...........      2001     $400,000   $  623,000   $ 11,009                           $5,250
 President of Kinro,                 2000      400,000      829,000     13,675                            5,250
 Inc.                                1999      400,000    1,109,000      3,537           50,000           5,000

L. Douglas Lippert(5) .........      2001     $400,000        $   0   $ 12,000                           $6,800
 President and Chief                 2000      400,000            0     12,000                            7,398
 Executive Officer of                1999      300,000      240,807     12,000           50,000           7,403
 Lippert Components, Inc.,
 Coil Clip, Inc. and Lippert
 Tire & Axle, Inc.

Fredric M. Zinn ...............      2001     $160,000    $ 161,583   $ 14,030           12,000          $5,250
 Executive Vice President            2000      155,000      131,398     14,216                            5,250
 and Chief Financial                 1999      145,000      175,828     11,945           15,000           5,000
 Officer

Harvey J. Kaplan ..............      2001     $110,000     $113,296    $10,339           10,000          $5,250
 Secretary and                       2000      110,000       98,296     10,202                            5,250
 Treasurer                           1999      107,500      103,296      8,062            7,500           5,000


                                                        (FOOTNOTES ON NEXT PAGE)

----------------
(1) In connection with the July 29, 1994 spin-off of Leslie Building Products, Inc. (now known as LBP, Inc.) by the Company (the "Spin-off"), the Company and LBP entered into a Shared Services Agreement. Pursuant to the Shared Services Agreement, following the Spin-off, the Company and LBP share certain administrative functions and employee services, such as management overview and planning, acquisition searches, tax preparation, financial reporting, coordination of independent audit, stockholder relations, and regulatory matters. The Company is reimbursed by LBP for such services, which included services provided by Messrs. Abrams, Zinn and Kaplan. LBP is a dissolved corporation currently completing its liquidation, and the Shared Services Agreement was renewed on a month-to-month basis until the liquidation is completed. For the year ended December 31, 2001, the Company was reimbursed $94,000 by LBP for such services.

(2) Messrs. Abrams, Webster, Rose, Zinn and Kaplan, receive payments pursuant to a discretionary retirement bonus program. These bonuses must be used to purchase specified tax deferred annuities and/or cash value life insurance. For 2001, Mr. Abrams received $30,000, Mr. Webster received $50,000, Mr. Rose received $30,000, Mr. Zinn received $21,583 and Mr. Kaplan received $13,296 pursuant to the discretionary retirement bonus program.

(3) For 2001, Mr. Abrams was entitled to receive incentive compensation equal to 2 1/2% of the Company's income before income taxes and extraordinary items, subject to certain adjustments, in excess of $14,714,000. Based on this formula, for 2001, Mr. Abrams was entitled to receive incentive compensation of $2,022. For 2000 and 1999, Mr. Abrams was entitled to receive incentive compensation equal to 2 1/2% of the Company's income before income taxes and extraordinary items, subject to certain adjustments, in excess of $13,575,000. Effective January 1, 2001, Mr. Abrams' annual salary was increased to $400,000. See Proposal 2. "Approval of the 2002 Equity Award and Incentive Plan" for a discussion of the proposal to approve and adopt the 2002 Plan that results in modification of the Company's performance-based annual incentive compensation program.

(4)  Effective  September 1, 1999,  Kinro  extended  and amended its  employment agreement with Mr. Webster which provides for Mr. Webster's employment through December 31, 2004. Commencing January 1, 1999, in addition to annual base salary of $400,000, Mr. Webster received (i) for the year ending December 31, 1999 (A) 7.3% of the amount by which the aggregate earnings before interest and taxes (without deduction for costs of corporate administration or amortization of goodwill) ("Operating Profit") of Kinro and Shoals (now known as Lippert Tire & Axle, Inc.) for the eight months ended August 31, 1999 exceeded $7,237,000, plus (B) 7.3% of the amount by which the Operating Profit of Kinro for the four months ended December 31, 1999 exceeded $1,946,000; and (ii) for the year ending
     December 31, 2000, 7.3% of the amount by which the Operating Profit of Kinro exceeded $5,837,000.Mr. Webster's existing compensation plan provides that for each year commencing with the year ending December 31, 2001 and terminating on December 31, 2004, in addition to annual base salary of $400,000, he is entitled to receive 5% of the amount by which the Operating Profit of Kinro exceeds $5,837,000. See Proposal 2. "Approval of the 2002 Equity Award and Incentive Plan" for a discussion of the proposal to approve and adopt the 2002 Plan that modifies the Company's performance-based annual incentive compensation program.

     As a result of the acquisition of Better Bath, a revised incentive compensation plan for Mr. Webster was recommended by the Compensation Committee of the Board of Directors and adopted by the Board of Directors on February 12, 2002, effective as of June 1, 2001, subject to stockholders approval. The revised incentive compensation plan provides that, in addition to annual base salary of $400,000, Mr. Webster will receive (i) for the year ending December 31, 2001 (A) 5% of the amount by which Operating Profit of Kinro, excluding Better Bath, exceeds $5,837,000, plus
     (B) 5% of the amount by which the Operating Profit of Better Bath exceeds $1,488,000; and (ii) for each year commencing with the year ending December 31, 2002 and terminating on December 31, 2004, 5% of the amount by which the Operating Profit of Kinro, including Better Bath, exceeds $7,522,000. For 2001, Mr. Webster received a base salary of $400,000, performance-based incentive compensation of $573,000, and a payment of $50,000 pursuant to a discretionary retirement bonus program. For 2001, no incentive compensation was awarded with respect to Better Bath. See Proposal 2. "Approval of the 2002 Equity Award and Incentive Plan" for a discussion of the proposal to approve and adopt the 2002 Plan that results in modification of the Company's performance-based annual incentive compensation program.

(5) On October 7, 1997, Mr. Lippert entered into an Employment and Non-Competition Agreement with Lippert Components, Inc. providing for Mr. Lippert to serve, through December 31, 2003, as President and Chief Executive Officer of Lippert Components, Inc. Mr. Lippert receives annual salary of $400,000 plus, subject to certain conditions, performance-based incentive compensation equal to 5% of the amount by which the operating profits of Lippert Components, Inc. and Coil Clip, Inc. (as defined in the Agreement) exceeds $10.1 million. For 2001, Mr. Lippert received no incentive bonus. See Proposal 2. "Approval of the 2002 Equity Award and Incentive Plan" for a discussion of the proposal to approve and adopt the 2002 Plan that results in modification of the Company's performance-based annual incentive compensation program.

STOCK OPTION PLAN

     On June 13, 1995, stockholders initially approved the Drew Industries Incorporated Amended and Restated Stock Option Plan, which was further amended and restated on June 1, 1999 (the "Existing Plan").

     SEE PROPOSAL 2. "APPROVAL OF THE 2002 EQUITY AWARD AND INCENTIVE PLAN" FOR A DISCUSSION OF THE PROPOSAL TO APPROVE AND ADOPT A NEW PLAN (THE "2002 PLAN"), TO REPLACE THE EXISTING PLAN, THAT WOULD PERMIT THE COMPANY TO GRANT STOCK OPTIONS, AS WELL AS RESTRICTED AND DEFERRED STOCK, BONUS STOCK, PERFORMANCE AWARDS, AND STOCK APPRECIATION RIGHTS.

     Under the Existing Plan, since 1995 the Stock Option Committee has granted non-qualified options to purchase 1,373,640 shares of Common Stock, and is authorized to grant options to purchase up to an additional 70,666 shares. The 70,666 shares available for grant have been allocated 25,000 shares to Non-Employee Directors and members of the Stock Option Committee, and 45,666 shares to eligible employees. No grantee, whether or not now a participant in the Existing Plan, can be granted options to purchase more than an aggregate of 50,000 shares under the Existing Plan subsequent to June 1, 1999. All options granted to date are non-qualified options.

     The Stock Option Committee has sole and complete authority to determine the individuals eligible to receive stock options under the Existing Plan, and to determine the number of stock options to be granted to eligible individuals, as well as the terms and conditions under which grants will be made (including limitations, restrictions or prohibitions upon the exercise of stock options), except that Non-Employee Directors are not eligible for incentive stock options ("ISOs"). The Stock Option Committee determines the period for which each stock option may be exercisable, but in no event may a stock option be exercisable more than 10 years from the date of grant thereof. The number of shares available under the Existing Plan, and the exercise price of options granted under the Existing Plan, are subject to adjustments that may be made by the Stock Option Committee to reflect stock splits, stock dividends, recapitalizations, mergers, or other major corporate action.

     The exercise price for options granted under the Existing Plan is determined by the Stock Option Committee in its sole discretion, provided that the exercise price is at least equal to 100% of the fair market value of the Common Stock subject to such option on the date of grant. The exercise price may be paid in cash or in shares of Common Stock that have been held at least six months. Options granted under the Existing Plan become exercisable in annual installments determined by the Stock Option Committee and may be subject to performance criteria. An ISO may not be granted to an individual who is treated as a "10% Shareholder" of the Company under Section 422 of the Internal Revenue Code of 1986, as amended, unless the exercise price is 110% of fair market value on the date of grant and the ISO is exercisable for a period not longer than five years from the date of grant.

     The Board of Directors is authorized to terminate, suspend or amend the Existing Plan; provided that the amendment or termination cannot affect the validity of any then outstanding stock option previously granted under the Existing Plan, and provided further that the Board of Directors cannot without stockholder approval: (a) increase the maximum number of shares covered by the Existing Plan or change the class of employees eligible to receive stock options; (b) reduce the option price below the fair market value of the Common Stock on the date of the grant of such option; or (c) extend beyond l0 years from the date of the grant the period within which an option may be exercised. The Existing Plan will terminate on December 31, 2007 and no option may be granted after such termination date. Options granted prior to the termination date may be exercised in accordance with their terms beyond the termination date.

     The Existing Plan provides that each member of the Stock Option Committee is automatically awarded an option ("Formula Option") to purchase 5,000 shares of Common Stock on the December 31st of each year in which such Stock Option Committee member has served not less than twelve consecutive months as a Director of the Company. Such Formula Options vest immediately and are exercisable during the five-year period following the date of grant. The purchase price of the Common Stock subject to the Formula Options is not less than 100% of the fair market value (as defined in the Existing Plan) of the Common Stock on the date such Formula Option is granted, subject to adjustment as provided in the Existing Plan.

     If the 2002 Plan is approved and adopted by stockholders, the Existing Plan will terminate as of May 16, 2002.

OPTION GRANTS IN 2001

The following table summarizes stock options granted during 2001 to the named executive officers.

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF PRICE
                                                                                            APPRECIATION FOR
                                                    INDIVIDUAL GRANTS                          OPTION TERM
                                    -------------------------------------------------    ----------------------
                                   NUMBER OF     % OF TOTAL
                                    SHARES         OPTIONS
                                  UNDERLYING     GRANTED TO
                                    OPTIONS       EMPLOYEES   EXERCISE      EXPIRATION
          NAME                      GRANTED        IN 2001      PRICE          DATE         5%             10%
         ------                   ----------     ----------   --------      -----------     ---           ----
Edward W. Rose, III ...........       5,000(1)      1.9%        $9.25       12/31/06      $12,778        $28,236
Fredric M. Zinn ...............      12,000         4.6%        $9.10       11/15/07      $37,138        $84,254
Harvey J. Kaplan ..............      10,000         3.8%        $9.10       11/15/07      $30,949        $70,212

----------------
(1) Represents a Formula Option.

YEAR-END OPTION VALUES

     The following table presents the value of unexercised options held by the named executive officers at December 31, 2001.

                                              NUMBER OF                   VALUE OF UNEXERCISED
                                        SECURITIES UNDERLYING                 IN-THE-MONEY
                                       UNEXERCISED OPTIONS AT                  OPTIONS AT
                                          DECEMBER 31, 2001               DECEMBER 31, 2001(1)
                                           EXERCISABLE (E)                   EXERCISABLE (E)
           NAME                           UNEXERCISABLE (U)                 UNEXERCISABLE (U)
           -----                       ----------------------             ---------------------
Leigh J. Abrams ....................         28,000(E)                        $28,800(E)
                                             32,000(U)                        $43,200(U)
David L. Webster ...................         32,000(E)                        $28,800(E)
                                             33,000(U)                        $43,200(U)
L. Douglas Lippert .................         20,000(E)                        $28,800(E)
                                             30,000(U)                        $43,200(U)
Edward W. Rose, III ................         25,000(E)                        $40,600(E)
Fredric M. Zinn ....................         10,000(E)                        $11,640(E)
                                             22,000(U)                        $37,260(U)
Harvey J. Kaplan ...................          5,800(E)                        $ 5,820(E)
                                             15,200(U)                        $25,230(U)

-----------------
(1) Market value of Common Stock at December 31, 2001 ($10.75) minus the exercise price.

COMPENSATION OF DIRECTORS

     Edward W. Rose, III, Chairman of the Board of Directors, receives an annual director's fee of $48,000, payable $4,000 per month, plus $2,000 for attendance at each meeting of the Board of Directors and $1,000 for attendance at each Committee meeting. In 2001, Mr. Rose received a $30,000 payment pursuant to a discretionary retirement bonus program intended to provide retirement income. Messrs. James F. Gero and Gene H. Bishop each receive an annual director's fee of $18,000, payable $1,500 per month, plus $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each Committee meeting.

EMPLOYMENT CONTRACTS

     See footnotes 4 and 5 to the Summary Compensation Table for a description of the employment agreements between (i) Kinro, a subsidiary of the Company, and David L. Webster, President and Chief Executive Officer of Kinro and a director of the Company, and (ii) Lippert Components, Inc., a subsidiary of the Company, and L. Douglas Lippert, President and Chief Executive Officer of Lippert Components, Inc., Lippert Tire & Axle, Inc. and Coil Clip, Inc., and a director of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves on the Compensation Committee, and there are no "interlocks," as defined by the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------


COMPENSATION POLICY

     The Compensation Committee of the Board of Directors (the "Committee") consists of three non-employee directors, Edward W. Rose, III, James F. Gero and Gene H. Bishop. J. Thomas Schieffer was a member of the Compensation Committee until his resignation on July 27, 2001. The Committee has the responsibility of developing the policies which govern compensation for executive officers, and making recommendations to the Board of Directors regarding compensation of executive officers in accordance with such policies.

     The Company's executive compensation policy is designed to enable the Company to attract, motivate and retain senior management by providing a competitive compensation opportunity based significantly on performance. The objective is to provide fair and equitable compensation to senior management in a way that rewards management for reaching and exceeding objectives. The compensation policy links a significant portion of executive compensation to the Company's performance, recognizes individual contribution as well as overall business results, and aligns executive and stockholder interests. The primary components of the Company's executive compensation are base salary, performance-related incentive compensation, stock options and discretionary bonuses. While the components of compensation are considered separately in this report, the Committee takes into account the full compensation package provided by the Company to each of its executives, including pension benefits, severance obligations, insurance and other benefits.

     It is the policy of the Board of Directors not to include earnings of acquired companies in computing compensation pursuant to performance-based incentive compensation plans in effect prior to the acquisition. Accordingly, with respect to those executives who receive performance-based incentive compensation, subsequent to an acquisition the Board of Directors will modify existing performance-based incentive compensation plans to raise the level of base earnings.

     The Committee reviews the Company's compensation policy utilizing both internal and external sources of information and analysis relating to corporate performance, total return to stockholders of comparable companies, and compensation afforded to executives by competitors of the Company. If appropriate, changes will be recommended.

     See Proposal 2. "Approval of the 2002 Equity Award and Incentive Plan" for a discussion of the proposal to adopt the 2002 Equity Award and Incentive Plan (the "2002 Plan") to replace the existing Stock Option Plan, and permit the Company to grant stock options, as well as restricted and deferred stock, bonus stock, performance awards, and stock appreciation rights. The 2002 Plan would modify the incentive compensation plan approved by stockholders in 2000.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER IN 2001

     The compensation policy applied by the Company in establishing the compensation for Leigh J. Abrams, the Company's President and Chief Executive Officer, is essentially the same as for other senior executives of the Company--to provide a competitive compensation opportunity that rewards performance and recognizes individual contribution.

     For 2001, Mr. Abrams received base compensation of $400,000 plus incentive compensation of $2,022 equal to 2 1/2% of the Company's income before income taxes and extraordinary items, subject to certain adjustments, in excess of $14,714,000. The level of income before incentive compensation became applicable was raised for 2001 to give effect to the acquisition of Better Bath. Mr. Abrams receives medical and life insurance, and certain other benefits. In 2001, Mr. Abrams was also awarded an additional payment of $30,000 pursuant to a discretionary retirement bonus program intended to provide retirement income. This bonus must be used to purchase specified tax deferred annuities or cash value life insurance contracts.

COMPENSATION OF EXECUTIVE OFFICERS IN 2001

     As with the Chief Executive Officer, compensation of other executive officers is intended to reward performance and recognize individual contribution. Accordingly, the chief executive officers of the Company's subsidiaries receive compensation based upon the results of operations of such subsidiaries.

     On May 17, 2000, effective as of September 1, 1999, the stockholders of the Company approved the adoption of a performance-based incentive compensation plan applicable to David L. Webster, President and Chief Executive Officer of Kinro. For calendar 2001, Mr. Webster received base salary of $400,000. In addition, for 2001, Mr. Webster was entitled to receive 5.0% of the amount by which the Operating Profit of Kinro (as defined) exceeded $5,837,000. However, as a result of the June 2001 acquisition of Better Bath by Kinro, the Board of Directors modified Mr. Webster's performance-based incentive compensation plan to raise the level of Operating Profit before incentive compensation would become applicable. In accordance with the modified plan, for 2001 Mr. Webster's performance-based incentive compensation was $573,000. See Proposal 2. "Approval of the 2002 Equity Award and Incentive Plan" which would modify the Company's annual incentive compensation program. For 2001, Mr. Webster also received a payment of $50,000 pursuant to a discretionary retirement bonus program intended to provide retirement income. This bonus must be used to purchase specified tax deferred annuities or cash value life insurance contracts.

     On October 7, 1997, L. Douglas Lippert entered into an Employment and Non-Competition Agreement with Lippert Components, Inc. providing for Mr. Lippert to serve as President and Chief Executive Officer of Lippert Components, Inc. Effective January 1, 2000, the Agreement was extended to December 2003. For 2001, Mr. Lippert received a salary of $400,000. Mr. Lippert is also entitled to receive, subject to certain conditions, performance-based incentive compensation equal to 5% of the excess of operating profit of Lippert Components, Inc. and Coil Clip, Inc. (as defined in the Agreement) over $10.1 million. For 2001, Mr. Lippert did not receive incentive compensation because the operating profit of Lippert Components, Inc. and Coil Clip, Inc. did not exceed $10.1 million.

     Other Executive Officers of the Company and its subsidiaries receive bonuses based upon their respective levels of organizational responsibility and the performance of the Company or the subsidiary by which they are employed.

STOCK OPTIONS

     The Company's existing Stock Option Plan provides for the grant of options to employees of the Company and its subsidiaries, and to directors of the Company, to purchase the Company's Common Stock. See Proposal 1. "Election of Directors--Stock Option Plan." A Stock Option Committee consisting of Edward W. Rose, III, James F. Gero, Gene H. Bishop and, until his resignation on July 27, 2001, J. Thomas Schieffer, administers the existing Stock Option Plan and determines and designates employees and directors who are to be granted options. The existing Stock Option Plan provides for automatic awards of options to members of the Stock Option Committee under certain circumstances.

     Because all options which have been granted under the existing Stock Option Plan have been granted at fair market value, any value which is ultimately realized by Executive Officers through stock options is based entirely on the Company's performance, as perceived by investors in the Company's Common Stock who establish the price for the Common Stock on the open market.

     See Proposal 2. "Approval of the 2002 Equity Award and Incentive Plan" for a discussion of the proposal to adopt the 2002 Plan to replace the existing Stock Option Plan, and permit the Company to grant stock options, as well as restricted and deferred stock, bonus stock, performance awards, and stock appreciation rights.

BENEFITS

     The Company maintains certain broad-based employee benefit plans in which Executive Officers participate, including an employee retirement savings plan (401(k) Plan) and other retirement, life, disability and health insurance plans. The Company also provides an automobile or automobile allowance to its Executive Officers.

CONCLUSION

     A significant portion of the Company's executive compensation is linked directly to individual performance and Company earnings. The Committee intends to continue to determine compensation based upon these factors.

                                                   COMPENSATION COMMITTEE
                                                     Edward W. Rose, III
                                                        James F. Gero
                                                       Gene H. Bishop

COMPARATIVE STOCK PERFORMANCE

     The following graph compares, for the last five calendar years, the cumulative stockholder return on the Common Stock of the Company with the cumulative return on the common stocks of the companies included in the Russell 2000 Index and on the common stocks of a representative peer group of companies engaged in similar businesses as the Company.

     The graph assumes investment of $100 on December 31, 1996 in the Company's Common Stock, the Russell 2000 Index, and the common stocks of the peer group companies, and assumes that any dividends were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG DREW INDUSTRIES INCORPORATED, THE RUSSELL 2000 INDEX
                                AND A PEER GROUP


            [Data below represents line chart in the printed piece]

           DREW INDUSTRIES
             INCORPORATED       RUSSELL 2000      PEER GROUP
          ----------------      ------------      ---------
"12/96"            100               100              100
"12/97"         115.91            122.36           102.69
"12/98"         105.68            119.25           135.92
"12/99"          81.82             144.6            97.32
"12/00"          52.27            140.23            82.37
"12/01"          97.73            143.71           126.57


     * $100 INVESTED ON 12/31/96 IN STOCK OR INDEX-
         INCLUDING REINVESTMENT OF DIVIDENDS.
         FISCAL YEAR ENDING DECEMBER 31.


INDEMNIFICATION

     Section 145 of the Delaware General Corporation Law empowers a domestic corporation to indemnify any of its officers, directors, employees or agents against expenses, including reasonable attorney's fees, judgments, fines and amounts paid in settlement which were actually and reasonably incurred by such person in connection with any action, suit or similar proceeding brought against them because of their status as officers, directors, employees or agents of the Company if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company. If the claim was brought against any such person by or in the right of the Company, the Company may indemnify such person for such expenses if such person acted in good faith and in a manner reasonably believed by such person to be in or not opposed to the best interests of the Company, except no indemnity shall be paid if such person shall be adjudged to be liable for negligence or misconduct unless a court of competent jurisdiction, upon application, nevertheless permits such indemnity (to all or part of such expenses) in view of all the circumstances.

     The Company's Restated Certificate of Incorporation provides that the Company may indemnify its officers, directors, employees or agents to the full extent permitted by Section 145 of the Delaware General Corporation Law. Accordingly, no director of the Company is liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

        PROPOSAL 2. APPROVAL OF THE 2002 EQUITY AWARD AND INCENTIVE PLAN

GENERAL

     The Board of Directors has determined that it is in the best interests of the Company to adopt the Drew Industries Incorporated 2002 Equity Award and Incentive Plan (the "2002 Plan"), with the approval of stockholders, to enhance the ability of the Company to link compensation to performance, including through the use of stock options.

     The Board of Directors and the Compensation Committee (the "Committee") believe that attracting and retaining directors, executives and other key employees of high quality is essential to the Company's growth and success. To this end, a comprehensive compensation program which includes different types of incentives for motivating employees, and rewards for outstanding service contributes to the Company's future success. In particular, the Company can grant stock options and stock-related awards as an important element of compensation for executives and other employees, because such awards enable them to acquire or increase their proprietary interest in the Company, thereby promoting a closer identity of interests between them and the Company's stockholders. In addition, annual incentive awards and other performance-based awards will provide incentives for achieving specific performance objectives. The Board and the Committee therefore view the 2002 Plan as a key part of the Company's compensation program.

     The 2002 Plan would replace the Drew Industries Incorporated Amended and Restated Stock Option Plan (the "Existing Plan"), which has been in effect since 1995 and was most recently approved by stockholders in 1999, and also incorporates the Company's annual incentive compensation program. The 2002 Plan will allow the Company to grant option awards similar to those under the Existing Plan, but would also authorize a broad range of other awards (collectively, "Awards"), including restricted and deferred stock, bonus stock, performance awards, and stock appreciation rights ("SARs").

REASONS FOR STOCKHOLDER APPROVAL

     The Board and Committee seek stockholder approval of the 2002 Plan to satisfy certain legal requirements and to provide tax advantages to the Company and participants. Therefore, the Company is seeking stockholder approval of the material terms of performance awards to be granted to named executives under the 2002 Plan, in order to meet a key requirement for such awards to qualify as "performance-based" compensation under Code Section 162(m) of the Internal Revenue Code (the "Code"). Code Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers (generally, the officers who are "named executive officers" in the Summary Compensation Table). "Performance-based" compensation is not counted against the $1,000,000 deductibility amount. If the 2002 Plan is approved by stockholders, performance awards intended by the Committee to qualify as "performance-based" compensation will be payable only upon achievement of pre-established performance goals, subject to any additional requirements and terms as the Committee may establish. Such performance awards can be used to place strong emphasis on the building of value for all stockholders. For purposes of Code Section 162(m), approval of the 2002 Plan will be deemed also to include (i) approval of the eligibility of executive officers and other eligible persons to participate ("Participant"), (ii) the per-person limitations described below under the caption "SHARES AVAILABLE AND AWARD LIMITATIONS," and (iii) the general business criteria upon which performance objectives for performance awards are based, described below under the caption "PERFORMANCE-BASED AWARDS." Because stockholder approval of general business criteria, without specific targeted levels of performance, qualifies performance awards for a period of approximately five years, stockholder approval of such business criteria will meet the requirements under Code Section 162(m) until 2007. Stockholder approval of the performance goal inherent in stock options and SARs (increases in the market price of shares) is not subject to a time limit under Code Section 162(m).

     Stockholder approval will also allow the Committee to designate options as "incentive stock options," if it chooses, which may provide tax advantages to Participants. These potential advantages are explained below.

DESCRIPTION OF THE 2002 EQUITY AWARD AND INCENTIVE PLAN

     The following is a brief description of the material features of the 2002 Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

     SHARES AVAILABLE AND AWARD LIMITATIONS. Under the 2002 Plan, the number of shares of Common Stock reserved and available for awards will be 850,000 plus 70,666 representing the number of shares that remain available for issuance under the Existing Plan after all awards thereunder have been settled. As discussed below, this number is subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events. In addition, there are options outstanding under the Existing Plan to purchase 1,090,500 shares. If stockholders approve the 2002 Plan, awards under the Existing Plan will be discontinued.

     The total number of available shares under the 2002 Plan would be 920,666 shares, or 7.9% of the shares outstanding on April 1, 2002, assuming exercise of all options and awards. Of the 920,666 available shares under the 2002 Plan, a maximum of 500,000 shares may be used for awards other than options or SARs. The total of the shares available under the 2002 Plan plus the shares subject to options outstanding under the Existing Plan is 2,011,166 shares or 17.2% of the Company's shares outstanding on April 1, 2002, assuming exercise of all options and awards outstanding and available under both plans.

     Shares subject to forfeited or expired Awards or to Awards settled in cash or otherwise terminated without issuance of shares to the Participant, and shares withheld by or surrendered to the Company to satisfy withholding tax obligations or in payment of the exercise price of an Award, will be deemed to be available for new Awards under the 2002 Plan. These same share counting rules will apply to awards under the Existing Plan, for purposes of determining which shares will become available under the 2002 Plan. Under the 2002 Plan, shares subject to an Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary will not count against the number of shares reserved and available. Shares delivered under the 2002 Plan may be either newly issued or treasury shares. On April 1, 2002, the last reported sale price of the Company's Common Stock on the American Stock Exchange was $12.50 per share.

     In addition, the 2002 Plan includes a limitation on the amount of Awards that may be granted to any one Participant in a given year to qualify Awards as "performance-based" compensation not subject to the limitation on deductibility under Code Section 162(m). Under this annual per-person limitation, no Participant may in any year be granted share-denominated Awards under the 2002 Plan relating to more than his or her "Annual Limit" for each type of Award. The Annual Limit is 50,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. Options, SARs, restricted stock, deferred stock and bonus stock, are separate types of awards subject to a separate limitation. In the case of Awards not relating to shares in a way in which the share limitation can apply, no Participant may be granted Awards authorizing the earning during any year of an amount that exceeds the Participant's Annual Limit, which is $1,200,000, plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year. The Annual Limit for non-stock-based Awards of $1,200,000 is separate from the Annual Limit of 50,000 shares for each type of stock-based Award.

     Unless otherwise approved or ratified by holders of a majority of the Company's outstanding shares of Common Stock, no shares authorized under the 2002 Plan may be used for any award which could be characterized as a "repricing" of outstanding options.

     ELIGIBILITY. Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries, are eligible to be granted Awards under the 2002 Plan. In addition, any person who has been offered employment by the Company or a subsidiary may be granted Awards, but such prospective employee may not receive any payment or exercise any right relating to the Award until he or she has commenced employment.

     ADMINISTRATION. The 2002 Plan is administered by the Committee, except that the Board of Directors ("Board") may appoint any other committee to administer the 2002 Plan and may itself act to administer the Plan. The Board must perform the functions of the Committee for purposes of granting Awards to non-employee directors. (References to the "Committee" below mean the committee or the full Board exercising authority with respect to a given Award.) Subject to the terms and conditions of the 2002 Plan, the Committee is authorized to select Participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate or the amount of a performance award, specify times at which Awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations which may be necessary or advisable for the administration of the 2002 Plan. Nothing in the 2002 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers. The 2002 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 2002 Plan.

     STOCK OPTIONS AND SARS. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options, and SARs entitling the Participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The exercise price of an option and the grant price of an SAR is determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant (except as described below). The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Committee, subject to a restriction that no ISO, or SAR in tandem therewith, may have a term exceeding ten years. At the discretion of the Committee, options may be exercised by payment of the exercise price in cash, shares or other property (possibly including broker-assisted cashless exercise procedures) or by surrender of other outstanding awards having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. SARs granted under the 2002 Plan may include limited SARs exercisable for a stated period of time following a Change in Control of the Company, as discussed below. No award of shares which could constitute a repricing will be made under the 2002 Plan without stockholder approval.

     RESTRICTED AND DEFERRED STOCK. The Committee is authorized to make Awards of restricted stock and deferred stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by Participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Committee. An Award of restricted stock entitles the Participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee. Deferred stock gives Participants the right to receive shares at the end of a specified deferral period, subject to forfeiture of the Award in the event of termination of employment under certain circumstances prior to the end of a specified period (which need not be the same as the deferral period). Prior to settlement, deferred stock Awards carry no voting or dividend rights or other rights associated with stock ownership.

     BONUS SHARES, AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of the Company's obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify. The number of shares granted to an executive officer or non-employee director in place of salary, fees or other cash compensation must be reasonable, as determined by the Committee.

     PERFORMANCE-BASED AWARDS. The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of Awards being granted or becoming exercisable or settleable under the 2002
Plan, or as a condition to accelerating the timing of such events. If so determined by the Committee, to avoid the limitations on deductibility under Code Section 162(m), the business criteria used by the Committee in establishing performance goals applicable to performance Awards to named executives will be selected from among the following: (1) growth in revenues or assets; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;
(3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic profit; (8) operating profit, operating margin or gross margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on market penetration, geographic business expansion goals, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The Committee may specify that any such criteria will be measured before or after extraordinary or non-recurring items, before or after service fees, or before or after payments of Awards under the 2002 Plan. The Committee may set the levels of performance required in connection with performance Awards as fixed amounts, goals relative to performance in prior periods, goals compared to the performance of one or more comparable companies or an index covering multiple companies, goals relating to acquisitions, or in any other way the Committee may determine.

     OTHER TERMS OF AWARDS. Awards may be settled in cash, shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit Participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2002 Plan. The Committee may condition Awards on the payment of taxes such as by withholding a portion of the shares or other property to be distributed (or receiving previously acquired shares or other property surrendered by the Participant) in order to satisfy tax obligations. Awards granted under the 2002 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the Participant's death, except that the Committee may permit transfers in individual cases, including for estate planning purposes.

     Awards under the 2002 Plan are generally granted without a requirement that the Participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for, exchange for or as a buyout of other Awards under the 2002 Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buyout outstanding Awards for cash or other property. The Committee also may grant Awards in addition to and in tandem with other Awards, awards, or rights as well. In granting a new Award, the Committee may determine that the in-the-money value of any surrendered Award may be applied to reduce the exercise price of any option, grant price of any SAR, or purchase price of any other Award.

     VESTING, FORFEITURES, AND ACCELERATION THEREOF. The Committee may, in its discretion determine the vesting schedule of options and other Awards, the circumstances that will result in forfeiture of the Awards, the post-termination exercise periods of options and similar Awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award. In addition, the 2002 Plan provides that, in the event of a Change in Control of the Company, outstanding Awards will immediately vest and be fully exercisable, any restrictions, deferral of settlement and forfeiture conditions of such Awards will lapse, and goals relating to performance-based awards will be deemed met or exceeded to the extent specified in the performance-award documents. A Change in Control means generally (i) any person or group becomes a beneficial owner of 30% or more of the voting power of the Company's voting securities, (ii) a change in the Board's membership such that the current members, or those elected or nominated by vote of a majority of the current members and successors elected or nominated by them, cease to represent a majority of the Board in any period of less than two years, (iii) certain mergers or consolidations reducing the percentage of voting power held by stockholders prior to such transactions to under 51%, (iv) stockholder approval of a sale or liquidation of all or substantially all of the assets of the Company and (v) upon the sale of all or substantially all of the Company's assets.

     AMENDMENT AND TERMINATION OF THE 2002 PLAN. The Board may amend, alter, suspend, discontinue, or terminate the 2002 Plan or the Committee's authority to grant awards thereunder without stockholder approval unless stockholder approval is required by law, regulation, or stock exchange rule. Under these provisions, stockholder approval will not necessarily be required for amendments that might increase the cost of the 2002 Plan or broaden eligibility. No awards may be made after the tenth anniversary of the effective date of the plan. Unless earlier terminated, the 2002 Plan will terminate at such time that no shares reserved under the 2002 Plan remain available and the Company has no further rights or obligations with respect to any outstanding Award.

FEDERAL INCOME TAX IMPLICATIONS OF THE 2002 PLAN

     The following is a brief description of the federal income tax consequences generally arising with respect to Awards that may be granted under the 2002 Plan. The grant of an option (including a stock-based award in the nature of a purchase right) or an SAR will create no federal income tax consequences for the Participant or the Company. A Participant will not have taxable income upon exercising an option which is an ISO (except that the alternative minimum tax may apply). Upon exercising an option which is not an ISO, the Participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the Participant must generally recognize ordinary income equal to the cash received.

     Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the Participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a Participant's disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the Participant's tax "basis" in such shares (generally, the tax "basis" is the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options and SARs. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a Participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the Participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

     With respect to other Awards granted under the 2002 Plan that result in a transfer to the Participant of cash or shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Except as discussed below, the Company generally will be entitled to a deduction for the same amount. With respect to Awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the earliest time the shares or other property become transferable or not subject to a substantial risk of forfeiture. Except as discussed below, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the Participant. A Participant may elect to be taxed at the time of receipt of shares (e.g., restricted stock) or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the Participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

     As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the 2002 Plan, options granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and Awards which are conditioned upon achievement of performance goals may be, intended to qualify as such "performance-based" compensation. A number of requirements must be met, however, in order for particular compensation to so qualify. Accordingly, there can be no assurance that such compensation under the 2002 Plan will be fully deductible under all circumstances. In addition, other Awards under the 2002 Plan generally will not so qualify, so that compensation paid to certain executives in connection with such Awards may, to the extent it and other compensation subject to Code Section 162(m)'s deductibility cap exceed $1 million in a given year, be subject to the limitation of Code Section 162(m).

     The foregoing provides only a general description of the application of federal income tax laws to certain types of Awards under the 2002 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the 2002 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2002 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

VOTE

     The favorable vote of a majority of the votes cast at the Annual Meeting is required to approve the adoption of the 2002 Plan.

     Management recommends that you vote FOR approval of the adoption of the 2002 Plan.

                       PROPOSAL 3. APPOINTMENT OF AUDITORS

     It is proposed that the stockholders ratify the appointment by the Board of Directors of KPMG LLP as independent auditors for the purpose of auditing and reporting upon the consolidated financial statements of the Company for the year ending December 31, 2002. It is expected that a representative of that firm will be present at the Annual Meeting of Stockholders to be held on May 16, 2002 and will be afforded the opportunity to make a statement and respond to appropriate questions from stockholders present at the meeting.

     Management recommends that you vote FOR ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2002.

                          TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which Management intends to present or knows that others will present at the meeting is that set forth herein. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the form of Proxy solicited from holders of the Common Stock to vote the Proxy on such matters in accordance with their judgment.

                              STOCKHOLDER PROPOSALS

     All proposals which stockholders of the Company desire to have presented at the Annual Meeting of Stockholders to be held in May 2003 must be received by the Company at its principal executive offices on or before February 1, 2003.

                                       By Order of the Board of Directors

                                              EDWARD W. ROSE, III
                                       CHAIRMAN OF THE BOARD OF DIRECTORS

April 10, 2002

                                                                       EXHIBIT A











--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


                          DREW INDUSTRIES INCORPORATED


                      2002 EQUITY AWARD AND INCENTIVE PLAN

                          DREW INDUSTRIES INCORPORATED

--------------------------------------------------------------------------------

                      2002 EQUITY AWARD AND INCENTIVE PLAN
--------------------------------------------------------------------------------

                                                                            PAGE

1.  Purpose ...............................................................    1


2.  Definitions ...........................................................    1


3.  Administration ........................................................    2


4.  Stock Subject to Plan .................................................    3


5.  Eligibility; Per-Person Award Limitations .............................    4


6.  Specific Terms of Awards ..............................................    5


7.  Performance Awards, Including Annual Incentive Awards .................    7


8.  Certain Provisions Applicable to Awards ...............................    9


9.  Change in Control .....................................................    9


10. General Provisions ....................................................   11

                          DREW INDUSTRIES INCORPORATED

                      2002 EQUITY AWARD AND INCENTIVE PLAN

      1. PURPOSE. The purpose of this 2002 Equity Award and Incentive Plan (the "Plan") is to aid Drew Industries Incorporated, a Delaware corporation (the "Corporation"), in attracting, retaining, motivating and rewarding employees, non-employee directors, and other persons who provide substantial services to the Corporation or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Corporation goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

      2. DEFINITIONS. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

         (a) "Annual Incentive Award" means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

         (b) "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

         (c) "Beneficiary" means the legal representatives of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award upon a Participant's death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the "Beneficiary" instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant's Award upon such Participant's death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant's spouse shall be subject to the written consent of such spouse.

         (d)  "Board" means the Corporation "s Board of Directors.

         (e) "Change in Control" and related terms have the meanings specified in Section 9.

         (f) "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

         (g) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, directors appointed or serving as members of a Board committee designated as the Committee shall not be employees of the Corporation or any subsidiary or affiliate. In appointing members of the Committee, the Board will consider whether a member is or will be a Qualified Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on the Committee. The full Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board.

         (h) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 10(j).

         (i)  "Deferred  Stock" means a right,  granted to a  Participant  under
              Section 6(f), to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

         (j)  "Effective  Date" means the  effective  date  specified in Section
              10(q).

         (k)  "Eligible Person" has the meaning specified in Section 5.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

         (m) "Fair Market Value" of the Stock shall be determined in good faith by the Committee in accordance with applicable provisions of the Code and Treasury Department rulings and regulations thereunder.

         (n) "Incentive Stock Option" or "ISO" means any Option designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

         (o) "Option" means a right, granted to a Participant under Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.

         (p) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

         (q) "Performance Award" means a right, granted to a Participant under Sections 6(g) and 7, to receive Awards or payments based upon performance criteria specified by the Committee.

         (r) "Preexisting Plan" means the Drew Industries Incorporated Stock Option Plan Amended and Restated June 1, 1999.

         (s) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1.162-27 under Code Section 162(m).

         (t)  "Restricted  Stock"  means Stock  granted to a  Participant  under
              Section 6(e) that is subject to certain restrictions and to a risk of forfeiture.

         (u) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (v) "Stock" means the Corporation's Common Stock, par value $.01 per share, and any other equity securities of the Corporation that may be substituted or resubstituted for Stock pursuant to Section 10(c).

         (w) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c).

      3. ADMINISTRATION.

         (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the

              Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 10(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwith-standing, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

         (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Corporation may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Corporation and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify.

         (c) LIMITATION OF LIABILITY. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Corporation or a subsidiary or affiliate, the Corporation's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Corporation or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action or determination.

      4. STOCK SUBJECT TO PLAN.

         (a) OVERALL NUMBER OF SHARES AVAILABLE FOR DELIVERY. Subject to adjustment as provided in Section 10(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 850,000, plus (ii) the number of shares that remain available for issuance under the Preexisting Plan after all awards thereunder have been settled, plus (iii) the number of shares subject to awards under the Preexisting Plan that become available in accordance with Section 4(b) after the Effective Date; provided, however, (A) that the total number of shares with respect to which ISOs may be granted shall not exceed the number specified under clause (i) above, and
              (B) no more than 500,000 shares may be awarded under this Plan for awards other than Options and/or SARs. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

         (b) SHARE COUNTING RULES. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares subject to an Award or an award under the Preexisting Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will again be available for Awards, and shares withheld in payment of the exercise price or taxes relating to an Award or Preexisting Plan award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award or Preexisting Plan award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Corporation or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Corporation's assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

         (c) REPRICINGS. Unless otherwise approved or ratified by holders of a majority of the Corporation's outstanding shares of Stock, no shares authorized under this Plan shall be used for any award that could be characterized as a "repricing" of outstanding options.

      5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an "Eligible Person" means an employee of the Corporation or any subsidiary or affiliate, including any executive officer, a non-employee director of the Corporation, a consultant or other person who provides substantial services to the Corporation or a subsidiary or affiliate, and any person who has been offered employment by the
         Corporation or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Corporation or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Corporation or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as "performance-based compensation" under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), or 6(g) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection). A Participant's Annual Limit, in any calendar year during any part of which the Participant is then eligible under the Plan, shall equal 50,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 10(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 7 not related to an Award specified in
         Section 6), an Eligible  Person may not be granted  Awards  authorizing the earning during any calendar year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $1,200,000 plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) "earning" means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant's Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

      6. SPECIFIC TERMS OF AWARDS.

         (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

         (b) OPTIONS. The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:

              (i)   EXERCISE  PRICE.  The  exercise  price  per  share  of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option.

              (ii) OPTION TERM; TIME AND METHOD OF EXERCISE. The Committee shall determine the term of each Option, (provided that no term of any ISO or SAR in tandem therewith will exceed ten years from the grant date), the circumstances under which on Option may be exercised, the methods by which such exercise price may be paid, the form of such payment (subject to Section 10(k)), (including through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered in satisfaction of Options to Participants.

              (iii) ISOS.  The terms of any ISO  granted  under  the Plan  shall comply in all respects with the provisions of Code Section 422.

         (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:

              (i) RIGHT TO PAYMENT. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR," the Fair Market Value determined by reference to the Change in Control Price) over (B) the grant price of the SAR as determined by the Committee.

              (ii) OTHER TERMS. The Committee shall determine at the date of grant or thereafter the time or times at which and the circumstances under which an SAR may be exercised, the method of exercise and settlement, form of consideration payable in settlement, forms in which Stock will be delivered to Participants, and whether or not an SAR shall be free-standing or in tandem or combination with another Award. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine.

         (d) BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Corporation or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

         (e) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

              (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and any other restrictions the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

              (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

              (iii) CERTIFICATES  FOR STOCK.  Restricted Stock granted under the
                    Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Corporation retain physical possession of the certificates, and that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

              (iv) DIVIDENDS AND SPLITS. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C)
                    deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

         (f) DEFERRED STOCK. The Committee is authorized to grant Deferred Stock to Eligible Persons, which are rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

              (i) AWARD AND RESTRICTIONS. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 10(k)), as determined by the Committee at the date of grant or thereafter.

              (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

         (g) PERFORMANCE AWARDS. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by th e Committee in accordance with Section 7.

      7. PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS.

         (a) PERFORMANCE AWARDS GENERALLY. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this
              Section 7. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) that may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as "performance-based compensation" under Code Section 162(m).

         (b) PERFORMANCE AWARDS GRANTED TO COVERED EMPLOYEES. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 7(b).

              (i) PERFORMANCE GOAL GENERALLY. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of one or more performance goals. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

              (ii) BUSINESS CRITERIA. One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Corporation shall be used by the Committee in establishing  performance goals for such Performance Awards:
                    (1) growth in revenues or assets; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic profit; (8) operating profit, operating margin or gross margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives such as market penetration, geographic business expansion goals, cost targets, customer or employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures. The targeted level of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

              (iii) PERFORMANCE  PERIOD;  TIMING  FOR  ESTABLISHING  PERFORMANCE
                    GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

              (iv) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as "performance-based compensation" for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

         (c) ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as "performance-based compensation" for purposes of Code
              Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(c).

              (i) GRANT OF ANNUAL INCENTIVE AWARDS. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee.

                    In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in
                    Section 5.

              (ii) PAYOUT OF ANNUAL INCENTIVE AWARDS. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Annual Incentive Award.

         (d) WRITTEN DETERMINATIONS. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

      8. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

         (a) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award document, payments to be made by the Corporation or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, and may be made in a single payment, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (subject to Section 10(k)). Installment or deferred payments may be required by the Committee (subject to
              Section 10(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

         (b) EXEMPTIONS FROM SECTION 16(B) LIABILITY. With respect to a Participant who is then subject to the reporting requirements of
              Section 16(a) of the Exchange Act in respect of the Corporation, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Participants is not required in order to bring a transaction by such Participants into compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision of the Plan or action by the Committee involving such Participants is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Participants, to the extent permitted by law and deemed advisable by the Committee.

      9. CHANGE IN CONTROL.

         (a) EFFECT OF "CHANGE IN CONTROL" ON NON-PERFORMANCE BASED AWARDS. In the event of a "Change in Control," the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

              (i) All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond a Change in Control and subject to applicable restrictions set forth in Section 10(a);

              (ii) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for "cause" (as defined in any employment or severance agreement between the Corporation or a subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 10(a); and

              (iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

         (b) EFFECT OF "CHANGE IN CONTROL" ON PERFORMANCE-BASED AWARDS. In the event of a "Change in Control," with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions will be deemed to be met if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

         (c) DEFINITION OF "CHANGE IN CONTROL." A "Change in Control" shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following: (i) during any period of two consecutive years, at least a majority of the Corporation's Board of Directors shall cease to consist of "Continuing Directors" (meaning directors of the Corporation who either were directors at the beginning of such two-year period or who subsequently became directors and whose election, or nomination for election by the Corporation's stockholders, was approved by a majority of the then Continuing Directors); or (ii) after the effective date of this Plan, any "person" or "group" (as determined for purposes of
              Section 13(d)(3) of the Securities Exchange Act of 1934), except any majority-owned subsidiary of the Corporation or any employee benefit plan of the Corporation or any trust thereunder, shall have acquired "beneficial ownership" (as determined for purposes of Securities and Exchange Commission ("SEC") Regulation 13d(3)) of shares of Stock of the Corporation having 30% or more of the voting power of all outstanding shares of capital stock of the Corporation, unless such acquisition is approved by a majority of the directors of the Corporation in office immediately preceding such acquisition; or (iii) a merger or consolidation occurs to which the Corporation is a party, whether or not the Corporation is the surviving corporation, in which outstanding shares of Stock of the Corporation are converted into shares of another corporation (other than a conversion into shares of voting Stock of the successor corporation or a holding corporation thereof representing at least 51% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation) or other securities (of either the Corporation or another corporation) or cash or other property; or (iv) the sale of all, or substantially all, of the Corporation's assets occurs; or (v) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation.

         (d) DEFINITION OF "CHANGE IN CONTROL PRICE." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and Fair Market Value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all the assets of the Corporation, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

      10. GENERAL PROVISIONS.

         (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The Corporation may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Corporation are listed or quoted, or compliance with any other obligation of the Corporation, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Corporation shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

         (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Corporation or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the SEC). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

         (c) ADJUSTMENTS. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock (including without limitation whether such stock is restricted) subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 10(k)). In addition, the Committee is authorized to make adjustments in the terms, conditions and criteria included in any Awards in recognition  of  unusual  or  nonrecurring  events  affecting  the
              Corporation or for any other reason deemed relevant by the Committee acting in good faith; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under Section 7 to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as "performance-based compensation" under Code
              Section 162(m) and regulations thereunder.

         (d)  TAX PROVISIONS.

              (i) WITHHOLDING. The Corporation and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to any employee Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Corporation and employee Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of an employee Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock or cash deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

              (ii) REQUIREMENT OF NOTIFICATION OF CODE SECTION 83(B) ELECTION. If any Participant shall make an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States, such Participant shall notify the Corporation of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

              (iii) REQUIREMENT OF NOTIFICATION UPON  DISQUALIFYING  DISPOSITION
                    UNDER CODE SECTION 421(B). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Corporation of such disposition within ten days thereof.

         (e) CHANGES TO THE PLAN. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Corporation's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted.

         (f) RIGHT OF SETOFF. The Corporation or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Corporation or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Corporation, although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this
              Section 10(f).

         (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Corporation's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

         (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the
              Corporation for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

         (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (j) COMPLIANCE WITH CODE SECTION 162(M). It is the intent of the Corporation that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to
              Section 7 shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award.

              Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

         (k) CERTAIN LIMITATIONS RELATING TO ACCOUNTING TREATMENT OF AWARDS. Other provisions of the Plan notwithstanding, the Committee's authority under the Plan is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to "variable" accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such "variable" accounting.

         (l) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

         (m) AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 10(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

         (n) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Corporation or a subsidiary or affiliate, (ii) interfering in any way with the right of the Corporation or a subsidiary or affiliate to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or
              (iv) conferring on a Participant any of the rights of a stockholder of the Corporation unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Corporation and the Participant any rights or remedies thereunder.

         (o) SEVERABILITY; ENTIRE AGREEMENT. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supercede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

         (p) AWARDS UNDER PREEXISTING PLAN. Upon approval of the Plan by stockholders of the Corporation as required under Section 10(q) hereof, no further awards shall be granted under the Preexisting Plan.

         (q) PLAN EFFECTIVE DATE AND TERMINATION. The Plan shall become effective if, and at such time as, the stockholders of the Corporation have approved it by the affirmative votes of the holders of a majority of the voting securities of the Corporation present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Corporation has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.